                                                                 Exhibit 24
                                                                     to
                                                              Form 10K for 1994




                                   POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ PAUL W. CHRISTENSEN, JR.
                                   -------------------------------
                                   Paul W. Christensen, Jr.
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me Paul W. Christensen, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ JOHN F. BARRETT
                                   --------------------------------
                                   John F. Barrett
                                   Director


STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me John
F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   ---------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ WILLIAM A. FRIEDLANDER
                                   -------------------------------
                                   William A. Friedlander
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ RAYMOND R. CLARK
                                   -------------------------------
                                   Raymond R. Clark
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me Raymond R. Clark, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ PHILLIP R. COX
                                   -------------------------------
                                   Phillip R. Cox
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me , to me Phillip R. Cox, known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ ROBERT P. HUMMEL
                                   -------------------------------
                                   Robert P. Hummel
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me Robert P. Hummel, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ JAMES D. KIGGEN
                                   -------------------------------
                                   James D. Kiggen
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ DAVID B. SHARROCK
                                   -------------------------------
                                   David B. Sharrock
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ JOHN T. LAMACCHIA
                                   -------------------------------
                                   John T. LaMacchia
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 1995.


                                   /S/ DWIGHT H. HIBBARD
                                   -------------------------------
                                   Dwight H. Hibbard
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me Dwight H. Hibbard, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03

                                   POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder; an annual report on Form 10-K; and

        WHEREAS, the undersigned is a director of the Company;

        NOW, THEREFORE, the undersigned hereby constitutes and appoints  John
T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of March, 1995.


                                   /S/ MARY D. NELSON
                                   -------------------------------
                                   Mary D. Nelson
                                   Director




STATE OF OHIO      )
                   ) SS:
COUNTY OF HAMILTON )

        On the 6th day of March, 1995, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

        Witness my hand and official seal this 6th day of March, 1995.


                                   /S/ ROBERT D. LEMMINK
                                   -------------------------------
                                   Notary Public
                                   Robert Dale Lemmink, Attorney at Law
                                   Notary Public, State of Ohio
                                   My Commission Has No Expiration Date
                                   Section 147.03